SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 27, 2006

TREND MINING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31159	81-0304651

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5439 South Prince Street Littleton, Colorado 80120
(Address of Principal Executive Offices) (Zip Code)

(303) 798-7363
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01       Regulation FD Disclosure.

        On June 27, 2006, Trend Mining Company (the “Registrant”) issued the press release attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of the Registrant dated June 27, 2006.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2006
TREND MINING COMPANY
By: /s/ Thomas A. Loucks
Name: Thomas A. Loucks Title: President and Chief Executive Officer